EX-99.e7

                    AMENDMENT NO. 6 TO DISTRIBUTION AGREEMENT

      THIS AMENDMENT NO. 6 TO DISTRIBUTION AGREEMENT is made as of the 1st of June, 2000, by and between each of the open end management investment companies listed on Schedule A, attached hereto, as of the dates noted on such Schedule A, together with all other open end management investment companies subsequently established and made subject to this Agreement in accordance with Section 16 (the "Issuers") and Funds Distributor, Inc. ("Distributor"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement.

                                    RECITALS

      WHEREAS, the Issuers and Distributor are parties to a certain Distribution Agreement dated January 15, 1998, amended June 1, 1998, December 1, 1998, January 29, 1999, July 30, 1999 and November 19, 1999 (the "Distribution Agreement"); and

      WHEREAS, American Century World Mutual Funds, Inc. has added two series, Life Sciences Fund and Technology Fund; and

      WHEREAS, American Century Strategic Asset Allocations, Inc. has added an Institutional class of shares; and

      WHEREAS, the parties desire to amend the Distribution Agreement to add the new series and multiple classes.

            NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

      1. The new series and classes are hereby added as parties to the Distribution Agreement.

      2. Schedules A, B, C, D and E to Distribution Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Schedules A, B, C, D and E attached hereto.

      3. After the date hereof, all references to the Distribution Agreement shall be deemed to mean the Distribution Agreement, as amended by Amendment No. 1, Amendment 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and this Amendment No. 6.

      4. In the event of a conflict between the terms of this Amendment No. 6, Amendment No. 5, Amendment No. 4, Amendment No. 3, Amendment No. 2, Amendment No.

1 and the Distribution Agreement, it is the intention of the parties that the terms of this Amendment No. 6 shall control and the Distribution Agreement shall be interpreted on that basis. To the extent the provisions of the Distribution Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and Amendment No. 5 have not been amended by this Amendment No. 6, the parties hereby confirm and ratify the Distribution Agreement.

      5. This Amendment No. 6 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 6 as of the date first above written.

                        FUNDS DISTRIBUTOR, INC.


                        By: /s/ Marie E. Connolly
                        Name: Marie E. Connolly
                        Title: President and CEO

                        AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                        AMERICAN CENTURY GOVERNMENT INCOME TRUST
                        AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                        AMERICAN CENTURY MUTUAL FUNDS, INC.
                        AMERICAN CENTURY PREMIUM RESERVES, INC.
                        AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                        AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC. AMERICAN CENTURY TARGET MATURITIES TRUST
                        AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                        AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.


                        By: /s/ David C. Tucker
                            David C. Tucker
                            Vice President of each of the Issuers

                                   SCHEDULE A

           Companies and Funds Covered by this Distribution Agreement

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>    California Municipal Money Market Fund                  January 15, 1998
>>    California High-Yield Municipal Fund                    January 15, 1998
>>    California Tax-Free Money Market Fund                   January 15, 1998
>>    California Limited Term Tax-Free Fund                   January 15, 1998
>>    California Intermediate-Term Tax-Free Fund              January 15, 1998
>>    California Long-Term Tax-Free Fund                      January 15, 1998
>>    California Insured Tax-Free Fund                        January 15, 1998

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>    Equity Income Fund                                      January 15, 1998
>>    Real Estate Fund                                        January 15, 1998
>>    Value Fund                                              January 15, 1998
>>    Small Cap Value Fund                                    July 30, 1998
>>    Equity Index Fund                                       January 29, 1999
>>    Large Cap Value Fund                                    July 30, 1999

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>    Short-Term Treasury Fund                                January 15, 1998
>>    Intermediate-Term Treasury Fund                         January 15, 1998
>>    Long-Term Treasury Fund                                 January 15, 1998
>>    Government Agency Money Market Fund                     January 15, 1998
>>    Short-Term Government Fund                              January 15, 1998
>>    GNMA Fund                                               January 15, 1998
>>    Inflation-Adjusted Treasury Fund                        January 15, 1998
>>    Capital Preservation Fund                               January 15, 1998

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>    International Bond Fund                                 January 15, 1998

AMERICAN CENTURY INVESTMENT TRUST
>>    Prime Money Market Fund                                 January 15, 1998

AMERICAN CENTURY MUNICIPAL TRUST
>>    Arizona Intermediate-Term Municipal Fund                January 15, 1998
>>    Florida Municipal Money Market Fund                     January 15, 1998
>>    Florida Intermediate-Term Municipal Fund                January 15, 1998
>>    Tax-Free Money Market Fund                              January 15, 1998
>>    Intermediate-Term Tax-Free Fund                         January 15, 1998
>>    Long-Term Tax-Free Fund                                 January 15, 1998
>>    Limited-Term Tax-Free Fund                              January 15, 1998
>>    High-Yield Municipal Fund                               March 31, 1998


                                                                        page A-1

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>    Balanced Fund                                           January 15, 1998
>>    Growth Fund                                             January 15, 1998
>>    Heritage Fund                                           January 15, 1998
>>    Intermediate-Term Bond Fund                             January 15, 1998
>>    Limited-Term Bond Fund                                  January 15, 1998
>>    Bond Fund                                               January 15, 1998
>>    Select Fund                                             January 15, 1998
>>    Ultra Fund                                              January 15, 1998
>>    Vista Fund                                              January 15, 1998
>>    Giftrust Fund                                           January 15, 1998
>>    New Opportunities Fund                                  January 15, 1998
>>    High-Yield Fund                                         January 15, 1998
>>    Tax-Managed Value Fund                                  February 15, 1999
>>    Veedot Fund                                             November  19, 1999
>>    Veedot Large-Cap Fund                                   November  19, 1999

AMERICAN CENTURY PREMIUM RESERVES, INC.
>>    Premium Government Reserve Fund                         January 15, 1998
>>    Premium Capital Reserve Fund                            January 15, 1998
>>    Premium Managed Bond Fund                               January 15, 1998

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>    Equity Growth Fund                                      January 15, 1998
>>    Income & Growth Fund                                    January 15, 1998
>>    Global Gold Fund                                        January 15, 1998
>>    Global Natural Resources Fund                           January 15, 1998
>>    Utilities Fund                                          January 15, 1998
>>    Small Cap Quantitative Fund                             July 30, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>    Strategic Allocation: Aggressive Fund                   January 15, 1998
>>    Strategic Allocation: Conservative Fund                 January 15, 1998
>>    Strategic Allocation: Moderate      Fund                January 15, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
>>    Target 2000 Fund                                        January 15, 1998
>>    Target 2005 Fund                                        January 15, 1998
>>    Target 2010 Fund                                        January 15, 1998
>>    Target 2015 Fund                                        January 15, 1998
>>    Target 2020 Fund                                        January 15, 1998
>>    Target 2025 Fund                                        January 15, 1998


                                                                        page A-2

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>    VP Advantage Fund                                       January 15, 1998
>>    VP Balanced Fund                                        January 15, 1998
>>    VP Capital Appreciation Fund                            January 15, 1998
>>    VP International Fund                                   January 15, 1998
>>    VP Income & Growth Fund                                 January 15, 1998
>>    VP Value Fund                                           January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>    Emerging Markets Fund                                   January 15, 1998
>>    International Growth Fund                               January 15, 1998
>>    International Discovery Fund                            January 15, 1998
>>    Global Growth Fund                                      December 1, 1998
>>    Life Sciences Fund                                      June 1, 2000
>>    Technology Fund                                         June 1, 2000
>>


                                                                        page A-3

                                   SCHEDULE B

                              Investor Class Funds

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>    California Municipal Money Market Fund                  January 15, 1998
>>    California High-Yield Municipal Fund                    January 15, 1998
>>    California Tax-Free Money Market Fund                   January 15, 1998
>>    California Limited Term Tax-Free Fund                   January 15, 1998
>>    California Intermediate-Term Tax-Free Fund              January 15, 1998
>>    California Long-Term Tax-Free Fund                      January 15, 1998
>>    California Insured Tax-Free Fund                        January 15, 1998

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>    Equity Income Fund(1)                                   January 15, 1998
>>    Real Estate Fund(1)                                     January 15, 1998
>>    Value Fund(1)                                           January 15, 1998
>>    Small Cap Value Fund(1)                                 July 30, 1998
>>    Equity Index Fund(1)                                    January 29, 1999
>>    Large Cap Value Fund(1)                                 July 30, 1999

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>    Short-Term Treasury Fund(1)                             January 15, 1998
>>    Intermediate-Term Treasury Fund(1)                      January 15, 1998
>>    Long-Term Treasury Fund(1)                              January 15, 1998
>>    Government Agency Money Market Fund(1)                  January 15, 1998
>>    Short-Term Government Fund(1)                           January 15, 1998
>>    GNMA Fund(1)                                            January 15, 1998
>>    Inflation-Adjusted Treasury Fund(1)                     January 15, 1998
>>    Capital Preservation Fund                               January 15, 1998

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>    International Bond Fund(1)                              January 15, 1998

AMERICAN CENTURY INVESTMENT TRUST
>>    Prime Money Market Fund(1)                              June 1, 1998

AMERICAN CENTURY MUNICIPAL TRUST
>>    Arizona Intermediate-Term Municipal Fund                January 15, 1998
>>    Florida Municipal Money Market Fund                     January 15, 1998
>>    Florida Intermediate-Term Municipal Fund                January 15, 1998
>>    Tax-Free Money Market Fund                              January 15, 1998
>>    Intermediate-Term Tax-Free Fund                         January 15, 1998
>>    Long-Term Tax-Free Fund                                 January 15, 1998
>>    Limited-Term Tax-Free Fund                              January 15, 1998
>>    High-Yield Municipal Fund                               March 31, 1998

----------
(1) Multiple Classes of Shares


                                                                        page B-1

>>    AMERICAN CENTURY MUTUAL FUNDS, INC.
>>    Balanced Fund(1)                                        January 15, 1998
>>    Growth Fund(1)                                          January 15, 1998
>>    Heritage Fund(1)                                        January 15, 1998
>>    Intermediate-Term Bond Fund(1)                          January 15, 1998
>>    Limited-Term Bond Fund(1)                               January 15, 1998
>>    Bond Fund(1)                                            January 15, 1998
>>    Select Fund(1)                                          January 15, 1998
>>    Ultra Fund(1)                                           January 15, 1998
>>    Vista Fund(1)                                           January 15, 1998
>>    Giftrust                                                January 15, 1998
>>    New Opportunities Fund                                  January 15, 1998
>>    High-Yield Fund                                         January 15, 1998
>>    Tax-Managed Value Fund                                  February 15, 1999
>>    Veedot Fund                                             November 19, 1999
>>    Veedot Large-Cap Fund                                   November 19, 1999

AMERICAN CENTURY PREMIUM RESERVES, INC.
>>    Premium Government Reserve Fund                         January 15, 1998
>>    Premium Capital Reserve Fund                            January 15, 1998
>>    Premium Bond Fund                                       January 15, 1998

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>    Equity Growth Fund(1)                                   January 15, 1998
>>    Income & Growth Fund(1)                                 January 15, 1998
>>    Global Gold Fund(1)                                     January 15, 1998
>>    Global Natural Resources Fund(1)                        January 15, 1998
>>    Utilities Fund(1)                                       January 15, 1998
>>    Small Cap Quantitative Fund(1)                          July 30, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>    Strategic Allocation: Aggressive(1)                     January 15, 1998
>>    Strategic Allocation: Conservative(1)                   January 15, 1998
>>    Strategic Allocation: Moderate(1)                       January 15, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
>>    Target 2000 Fund(1)                                     January 15, 1998
>>    Target 2005 Fund(1)                                     January 15, 1998
>>    Target 2010 Fund(1)                                     January 15, 1998
>>    Target 2015 Fund(1)                                     January 15, 1998
>>    Target 2020 Fund(1)                                     January 15, 1998
>>    Target 2025 Fund(1)                                     January 15, 1998


                                                                        page B-2

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>    VP Advantage Fund                                       January 15, 1998
>>    VP Balanced Fund                                        January 15, 1998
>>    VP Capital Appreciation Fund                            January 15, 1998
>>    VP International Fund                                   January 15, 1998
>>    VP Income & Growth Fund                                 January 15, 1998
>>    VP Value Fund                                           January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>    Emerging Markets Fund(1)                                January 15, 1998
>>    International Growth Fund(1)                            January 15, 1998
>>    International Discovery Fund(1)                         January 15, 1998
>>    Global Growth Fund(1)                                   December 1, 1998
>>    Life Sciences Fund(1)                                   June 1, 2000
>>    Technology Fund(1)                                      June 1, 2000


                                                                        page B-3

                                   SCHEDULE C

                            Institutional Class Funds

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>    Equity Income Fund                                      January 15, 1998
>>    Real Estate Fund                                        January 15, 1998
>>    Value Fund                                              January 15, 1998
>>    Small Cap Value Fund                                    July 30, 1998
>>    Equity Index Fund                                       January 29, 1999
>>    Large Cap Value Fund                                    July 30, 1999

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>    Balanced Fund                                           January 15, 1998
>>    Growth Fund                                             January 15, 1998
>>    Heritage Fund                                           January 15, 1998
>>    Select Fund                                             January 15, 1998
>>    Ultra Fund                                              January 15, 1998
>>    Vista Fund                                              January 15, 1998
>>    Tax-Managed Value Fund                                  February 15, 1999
>>    Veedot Fund                                             November 19, 1999
>>    Veedot Large-Cap Fund                                   November 19, 1999

>>    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>    Equity Growth Fund                                      January 15, 1998
>>    Income & Growth Fund                                    January 15, 1998
>>    Small Cap Quantitative Fund                             July 30, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>    Strategic Allocation: Aggressive                        June 1, 2000
>>    Strategic Allocation: Conservative                      June 1, 2000
>>    Strategic Allocation: Moderate                          June 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>    Emerging Markets Fund                                   January 15, 1998
>>    International Growth Fund                               January 15, 1998
>>    International Discovery Fund                            January 15, 1998
>>    Global Growth Fund                                      December 1, 1998
>>    Life Sciences Fund                                      June 1, 2000
>>    Technology Fund                                         June 1, 2000


                                                                        page C-1

                                   SCHEDULE D

                               Service Class Funds

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>    Equity Income Fund                                      January 15, 1998
>>    Real Estate Fund                                        January 15, 1998
>>    Value Fund                                              January 15, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>    Balanced Fund                                           January 15, 1998
>>    Growth Fund                                             January 15, 1998
>>    Heritage Fund                                           January 15, 1998
>>    Intermediate-Term Bond Fund                             January 15, 1998
>>    Limited-Term Bond Fund                                  January 15, 1998
>>    Bond Fund                                               January 15, 1998
>>    Select Fund                                             January 15, 1998
>>    Ultra Fund                                              January 15, 1998
>>    Vista Fund                                              January 15, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>    Strategic Allocation: Aggressive                        January 15, 1998
>>    Strategic Allocation: Conservative                      January 15, 1998
>>    Strategic Allocation: Moderate                          January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>    Emerging Markets Fund                                   January 15, 1998
>>    International Growth Fund                               January 15, 1998
>>    International Discovery Fund                            January 15, 1998


                                                                        page D-1

                                   SCHEDULE E

                               Advisor Class Funds

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>    Equity Income Fund                                      January 15, 1998
>>    Value Fund                                              January 15, 1998
>>    Real Estate Fund                                        January 15, 1998
>>    Small Cap Value Fund                                    July 30, 1998
>>    Large Cap Value Fund                                    July 30, 1999

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>    Short-Term Treasury Fund                                January 15, 1998
>>    Intermediate-Term Treasury Fund                         January 15, 1998
>>    Long-Term Treasury Fund                                 January 15, 1998
>>    Government Agency Money Market Fund                     January 15, 1998
>>    Short-Term Government Fund                              January 15, 1998
>>    GNMA Fund                                               January 15, 1998
>>    Inflation-Adjusted Treasury Fund                        January 15, 1998

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>    International Bond Fund                                 January 15, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>    Balanced Fund                                           January 15, 1998
>>    Growth Fund                                             January 15, 1998
>>    Heritage Fund                                           January 15, 1998
>>    Intermediate-Term Bond Fund                             January 15, 1998
>>    Limited-Term Bond Fund                                  January 15, 1998
>>    Bond Fund                                               January 15, 1998
>>    Select Fund                                             January 15, 1998
>>    Ultra Fund                                              January 15, 1998
>>    Vista Fund                                              January 15, 1998
>>    High-Yield Fund                                         January 15, 1998
>>    Tax-Managed Value Fund                                  February 15, 1999
>>    Veedot Fund                                             November 19, 1999
>>    Veedot Large-Cap Fund                                   November 19, 1999

>>    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

>>    Equity Growth Fund                                      January 15, 1998
>>    Income & Growth Fund                                    January 15, 1998
>>    Global Gold Fund                                        January 15, 1998
>>    Global Natural Resources Fund                           January 15, 1998
>>    Utilities Fund                                          January 15, 1998
>>    Small Cap Quantitative Fund                             July 30, 1998


                                                                        page E-1

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>    Strategic Allocation: Aggressive                        January 15, 1998
>>    Strategic Allocation: Conservative                      January 15, 1998
>>    Strategic Allocation: Moderate                          January 15, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
>>    Target 2000 Fund                                        January 15, 1998
>>    Target 2005 Fund                                        January 15, 1998
>>    Target 2010 Fund                                        January 15, 1998
>>    Target 2015 Fund                                        January 15, 1998
>>    Target 2020 Fund                                        January 15, 1998
>>    Target 2025 Fund                                        January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>    Emerging Markets Fund                                   January 15, 1998
>>    International Growth Fund                               January 15, 1998
>>    International Discovery Fund                            January 15, 1998
>>    Global Growth Fund                                      December 1, 1998
>>    Life Sciences Fund                                      June 1, 2000
>>    Technology Fund                                         June 1, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>    Prime Money Market Fund                                 June 1, 1998


                                                                        page E-2